Exhibit 4.1

[GREEN CERTIFICATE BORDER]

COMMON STOCK	COMMON STOCK

INCORPORATED UNDER THE	LAWS OF THE STATE OF NEVADA	SEE REVERSE SIDE FOR LEGEND
CENTEX CORPORATION
THIS CERTIFICATE IS TRANSFERABLE IN THE CITY OF NEW YORK, NEW YORK, OR IN RIDGEFIELD PARK, NEW JERSEY		CUSIP 152312 10 4 SEE REVERSE FOR CERTAIN DEFINITIONS
THIS IS TO CERTIFY THAT

IS THE OWNER OF

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF

Centex Corporation (hereinafter called the Corporation), transferable upon the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed.
 This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.
 Witness the seal of the Corporation and the signatures of its duly authorized officers.

[SEAL]

DATED:

/s/ JAMES R.PEACOCK III	[CENTEX LOGO]	/s/ TIMOTHY R. ELLER

SECRETARY		CHAIRMAN OF THE BOARD CHIEF EXECUTIVE OFFICER

COUNTERSIGNED AND REGISTERED:
MELLON INVESTOR SERVICES LLC
BY	TRANSFER AGENT AND REGISTRAR
AUTHORIZED SIGNATURE

This certificate also evidences and entitles the holder hereof to certain rights as set forth in the Rights Agreement between Centex Corporation (“Centex”) and Mellon Investor Services LLC dated as of February 24, 2009, as it may be amended from time to time (the “Rights Agreement”), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of Centex.  Under certain circumstances, as set forth in the Rights Agreement, such Rights (as defined in the Agreement) will be evidenced by separate certificates and will no longer be evidenced by this certificate.  Centex will mail to the holder of this certificate a copy of the Rights Agreement, as in effect on the date of mailing, without charge after receipt of a written request therefor.  As set forth in the Rights Agreement, under certain circumstances, Rights beneficially owned by any Person who becomes an Acquiring Person or any Affiliate or Associate thereof (as such terms are defined in the Rights Agreement) become null and void.

CENTEX CORPORATION

KEY TO ABBREVIATIONS

     The following abbreviations shall be construed as though the words set forth below opposite each abbreviation were written out in full where such abbreviation appears:

TEN COM	—	as tenants in common	(Name) GUST (Name) UNIF	—	(Name) as Custodian for (Name)
TEN ENT	—	as tenants by the entireties	GIFT MIN ACT (State)		under the (State) Uniform
JT TEN	—	as joint tenants with right of survivorship and not as tenants in common			Gifts to Minors Act
Additional abbreviations may also be used though not in the above list.

     THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS THE DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF OF THE CORPORATION, AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. SUCH REQUEST MAY BE MADE TO THE CORPORATION IN DALLAS, TEXAS OR TO THE TRANSFER AGENT.

     For value received, __________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE

___________________________________________________________________________________________________________

___________________________________________________________________________________________________________
PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE
___________________________________________________________________________________________________________

___________________________________________________________________________________________________________

_____________________________________________________________________________________________________Shares
 represented by the within Certificate, and do hereby irrevocably constitute and appoint
___________________________________________________________________________________________________________
 Attorney to transfer the said shares on the books of the within-named Corporation with full power of substitution in the premises.

Dated ________________

X
NOTICE:	(SIGNATURE)
THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.
X
(SIGNATURE)

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

SIGNATURE(S) GUARANTEED BY: